SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 11, 2004

ENERSYS

(Exact name of registrant as specified in its charter)

Delaware	001-32253	23-3058564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

2366 Bernville Road, Reading, Pennsylvania		19605
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

(610) 208-1991

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 11, 2004, Mr. Charles K. McManus, Executive Vice President - North America Reserve Power and Worldwide Marketing, announced his retirement from EnerSys (the “Company”) effective October 31, 2004.  The retirement of Mr. McManus is voluntary and not the result of any disagreement with the Company’s Board of Directors or management regarding any matter relating to the Company’s operations, policies or practices.

Mr. John A. Shea, the Company’s current Executive Vice President - Motive Power Americas, will assume the leadership role for the Company’s Reserve Power Business in the Americas, on an interim basis, as Executive Vice President – Americas, effective upon the retirement of Mr. McManus on October 31, 2004.  Mr. Shea will also retain his current executive responsibilities for the Company’s Motive Power Business in the Americas.

Mr. Shea began his career at the Company in 1987 as a Sales Engineer, and he was promoted to District Manager in 1990.  In 1994, he was promoted to Director of Sales and Marketing - Motive Power.  In 1995, Mr. Shea was promoted to Vice President Sales and Marketing - Motive Power.  In October 2000, he was appointed Executive Vice President - Motive Power.  In March 2002, Mr. Shea was promoted to his current position, Executive Vice President - Motive Power Americas.

The employment agreement between the Company and Mr. Shea is incorporated herein in its entirety by reference to Exhibit 10.5 to the Company’s Registration Statement on Form S-1 (SEC File No. 333-115553) filed with the SEC on May 17, 2004 and Exhibit 10.1 to this report (which incorporates by reference Exhibit 10.5 to the Company’s S-1).

Item 9.01         Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

The following exhibit is furnished herewith:

10.1                             Employment Agreement, dated November 9, 2000, between Yuasa, Inc. and John A. Shea and letter amendment thereto (incorporated herein by reference to Exhibit 10.5 of the Company’s Registration Statement on Form S-1 (SEC File No. 333-115553) filed with the SEC on May 17, 2004)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERSYS

Dated: October 15, 2004	/s/ Richard W. Zuidema
Richard W. Zuidema
Executive Vice President – Administration

EXHIBIT INDEX

10.1

Employment Agreement, dated November 9, 2000, between Yuasa, Inc. and John A. Shea and letter amendment thereto (incorporated herein by reference to Exhibit 10.5 of the Company’s Registration Statement on Form S-1 (SEC File No. 333-115553) filed with the SEC on May 17, 2004)